NUVEEN MULTI-ASSET INCOME TAX-AWARE FUND

SUPPLEMENT DATED DECEMBER 6, 2017

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2017

Effective December 6, 2017, Anurag Dugar has replaced Derek Sasveld as a portfolio manager for the Fund. Mr. Dugar is a Senior Portfolio Manager of Nuveen Investments Advisers, LLC (“Nuveen Investments Advisers”), the lead sub-adviser to the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MUAITAS-1217P